IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

_____________________________
)
In re:	)	Chapter 11
)
CYCH, INC	)
f/k/a CyberCash, Inc.,	)	Case No. 01-0622 (MFW)
)
Debtor.	)
_____________________________	)

ORDER CONFIRMING DEBTOR’S FIRST AMENDED
LIQUIDATING PLAN OF REORGANIZATION
REGARDING (D.1. 310)

          CYCH. Inc., f/k/a CyberCash, Inc., debtor and debtor in possession (the “Debtor”)1, having filed on March 2, 2001 (the “Petition Date”), together with Tellan Software, Inc. (“Tellan”) and ICVerify, Inc. (“ICVerify”), voluntary petititions for relief under Chapter 11 of The Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. §§ 101-1330 (hereinafter, the “Bankruptcy Code”); and

          The Chapter 11 cases of Tellan and ICVerify having been dismissed pursuant to an order of the Court dated August 15, 2001; and

          The Debtor having filed on August 24, 2001 its Motion of Debtor for Order (I) Approving Form, Manner and Sufficiency of Notice of Confirmation Hearing and Disclosure

     1  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan (a copy of which is annexed hereto as Exhibit A). Any capitalized term used in the Plan or in this Confirmation Order that is not defined in the Plan or in this Confirmation Order, but that is used in title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), or in the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be.

Regarding Liquidation Plan of Reorganization and (II) Granting Related Relief (the “Notice Motion”); and

          The Court having entered its Order Approving Form, Manner and Sufficiency of Notice Regarding Confirmation Hearing and Disclosure Regarding Liquidating Plan of Reorganization on September 28, 2001 (the “Notice Order”); and

          The Debtor having filed with the Court on September 28, 2001 its First Amended Liquidating Plan of Reorganization (the “Plan”); and

          As set forth in the Affidavit of Service sworn to on October 8, 2001 by Kenneth L. Altman (the “Altman Affidavit”), president of The Altman Group, Inc., the Debtor’s Court approved claims and noticing agent, the Debtor or its agent having caused to be delivered a copy of the Notice of Confirmation Hearing and Disclosure Regarding Liquidating Plan of Reorganization (the “Notice”) pursuant to the terms of the Notice Order; and

          As set forth in the Notice, the Debtor having established 4:00 p.m. (Eastern Time) on October 29, 2001 as the last date for any party in interest to object to the confirmation of the Plan; and

          No objections to Confirmation of the Plan having been filed; and

          The Confirmation Hearing having been held on November 7, 2001 at 11:30 a.m., at which time all parties in interest were afforded an opportunity to be heard.

          IT IS HEREBY FOUND AND DETERMINED THAT:2

[2]	Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

         I.    Exclusive Jurisdiction; Venue; Core Proceeding (11 U.S.C. §§ 157(b)(2) And 1334(a)).

               A.     This Court has jurisdiction over the Chapter 11 Case pursuant to 28 U.S.C. §§ 157 and 1334. Venue in this District was proper as of the Petition Date and continues to be proper pursuant to 28 U.S.C. §§ 1408 and 1409. Confirmation of the Plan is a core proceeding under 28 U.S.C. § 157(b)(2), and this Court has the exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

         II.  Judicial Notice.

               B.     This Court takes notice of the docket of the Chapter 11 Case maintained by the Clerk of the Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and argument made, proffered or adduced at, the hearings held before the Court during the pendency of this Chapter 11 Case, including, but not limited to, the hearing to consider the Notice Motion and the hearing on the confirmation of the Plan.

         III. Background.

               C.     On March 2, 2001, the Debtor filed its voluntary petition for relief under Chapter 11 of the Bankruptcy Code.

               D.     No trustee or examiner has been appointed in this Chapter 11 Case. The Debtor has continued to operate its business and manage its property as debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

        IV.  Transmittal And Mailing Of Materials; Notice.

               E.     The Notice was transmitted and served in compliance with the Bankruptcy Code, the Bankruptcy Rules, the Notice Order and applicable non-bankruptcy law, and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing was given in compliance with the Bankruptcy Rules and the Notice Order, and no other or further notice is or shall be required.

        V.   No Solicitation Was Necessary.

               F.     The Plan has no Impaired Classes as such term is defined in section 1124 of the Bankruptcy Code given that the Plan leaves unaltered the legal, equitable, and contractual rights to which each holder of a claim against or interest in the Debtor is entitled. No votes to accept or reject the Plan were, or needed to be, solicited because, pursuant to section 1126 of the Bankruptcy Code, each holder of a claim or interest in each class defined in the Plan is conclusively presumed to have accepted the Plan.

        VI.  Burden Of Proof.

               G.     The Debtor, as proponent of the Plan, has met its burden of proving, by a preponderance of the evidence, that the elements of sections 1129(a) of the Bankruptcy Code are satisfied.

        VII. Plan Compliance With Requirements Of The Bankruptcy Code.

               H.     11 U.S.C. § 1129(a)(1). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying § 1129(a)(1) of the Bankruptcy Code.

(A) Proper Classification (11 U.S.C. §§ 1122, 1123(a)(1)). In addition to Administrative Expense Claims and Priority Tax Claims, which need not be designated, the Plan designates five (5) separate Classes of Claims against and Interests in the Debtor. The Claims and Interests placed in each Class are substantially similar to other Claims or Interests, as the case may be, in each such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan, and such Classes do not unfairly discriminate between holders of Claims or Interests. Thus, the

Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

(B) Specify Unimpaired Classes (11 U.S.C. § 1123(a)(2)). Article IV of the Plan specifies that Classes 1, 2, 3, 4 and 5 as well as Administrative Expense and Priority Tax Claims, are not impaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

(C) Specify Treatment Of Impaired Classes (11 U.S.C. § 1123(a)(3)). Article V of the Plan sets forth that there are no impaired classes under the Plan, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

(D) No Discrimination (11 U.S.C. § 1123(a)(4)). Article III of the Plan provides for the same treatment by the Debtor for each Claim or Interest in each respective Class (unless the holder of a particular Claim or Interest has agreed to a less favorable treatment of such Claim or Interest). Thus, the Plan satisfies section 1123(a)(4) of the Bankruptcy Code.

(E) Implementation of Plan (11 U.S.C. § 1123(a)(5)). Article VI of the Plan sets forth adequate means for implementing the Plan by providing for, among other things (i) the necessary corporate action be taken; (ii) the appointment of a Plan Administrator to manage the Debtor’s assets pursuant to the terms of the Plan; and (iii) the terms and conditions for implementing the Plan. Thus, the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

(F) Non-Voting Equity Securities (11 U.S.C. § 1123(a)(6)). No stock of the Debtor will be distributed under the Plan. Pursuant to the Plan, each holder of an Allowed Interest in the Debtor will receive a pro-rata distribution on account of such interest and such interest will be cancelled. Accordingly, the requirements of section 1123(a)(6) of the Bankruptcy Code have been met.

(G) Resignation of Officers and Directors and Appointment of Plan Administrator (11 U.S.C., § 1123(a)(7)). Section 6.1 of the Plan provides that on the Effective Date, the authority, power and incumbency of the persons then acting as directors and officers of the Debtor shall be terminated and such directors and officers shall be deemed to have resigned. The Plan Administrator shall succeed to such powers as would have been applicable to the Debtor’s officers, directors and shareholders.

Appointment of the Plan Administrator is subject to Court approval after notice and a hearing and is thus consistent with the interests of creditors and equity security holders and public policy. Thus, the requirements of section 1123(a)(7) have been met.

(H) Additional Plan Provisions (11 U.S.C. § 1123(b)). The Plan’s provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code, including provisions for:

(i) the disposition of executory contracts and unexpired leases;

(ii) the exemption from transfer taxes; and

(iii) releases of various persons, exculpation of various persons and entities with respect to actions taken in furtherance of the Chapter 11 Case and injunctions against certain actions against the Debtor and its property.

(I) Fed. R. Bankr. P. 3016(a). The Plan is dated and identifies the entity submitting it, thereby satisfying Fed. R. Bankr. P. 3016(a).

                          I.        Debtor’s Compliance With Bankruptcy Code (11 U.S.C. § 1129(a)(2)). The Debtor has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically:

(A) The Debtor is a proper debtor under section 109 of the Bankruptcy Code and a proper proponent of the Plan under section 1121(a) of the Bankruptcy Code.

(B) The Debtor has complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of this Court.

(C) The Debtor has complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, applicable non-bankruptcy law, and the Notice Order in transmitting the Notice and the Plan.

                          J.        Plan Proposed In Good Faith (11 U.S.C. § 1129(a)(3)). The Debtor has proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Case and the formulation of the Plan. The Plan is the product of extensive arm’s-length negotiations among the Debtor, the Official Committee of Unsecured Creditors, various other parties in interest and their respective legal and financial advisors. The Debtor filed its Chapter 11 Case and proposed the Plan in good faith. The absence of any objection to the Plan, moreover, clearly demonstrates that the Plan has been proposed in good faith. The Chapter 11 Case was filed, and the Plan was proposed, with the legitimate and honest purposes of maximizing the business enterprise value of the Debtor and the recovery to holders of Claims and Interests. Accordingly, the Plan satisfies the requirements of section 1129(a)(3) of the Bankruptcy Code.

                          K.        Payments For Services Or Costs And Expenses (11 U.S.C. § 1129(a)(4)). Any payment made or to be made by the Debtor for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

                          L.        Directors, Officers, And Insiders (11 U.S.C. § 1129(a) (5)). The Debtor has complied with section 1129(a)(5) of the Bankruptcy Code. Specifically:

(A) To the extent known at this time, the Debtor has disclosed the identity and affiliations of any individual proposed to serve, after Confirmation of the Plan, as the Plan Administrator, and the appointment to, or continuance in, such office of such individual is consistent with the interests of creditors and with public policy.

(B) To the extent known at this time, the Debtor has disclosed the identity and compensation of any insider who will be employed or retained by the Debtor and the nature of such person’s compensation, to the extent known.

                          M.        No Rate Changes (11 U.S.C. § 1129(a)(6)). The Plan does not contain any changes in rates subject to the jurisdiction of any governmental regulatory commission. Thus, section 1129(a)(6) of the Bankruptcy Code is satisfied in this Chapter 11 Case.

                          N.        Best Interests Of Creditors Test (11 U.S.C. § 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code in that there are no impaired Classes under the Plan.

                          O.        Acceptance By Certain Classes (11 U.S.C. § 1129(a)(8)). All Classes of Claims and Interests under the Plan are unimpaired and are conclusively presumed to have accepted the Plan under section 1126(f) of the Bankruptcy Code.

                          P.        Treatment Of Administrative Expense Claims And Priority Tax Claims (11 U.S.C. § 1129(a)(9)). The treatment of Administrative Expense Claims under the Plan satisfies the requirements of sections 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

                          Q.        Acceptance By Impaired Class Unnecessary (11 U.S.C. § 1129(a)(10)). No Class of Claims or Interests is impaired by the Plan and, therefore, section 1129(a)(10) of the Bankruptcy Code is satisfied.

                          R.        Liquidation Proposed (11 U.S.C. § 1129(a)(11)). The Plan contemplates the liquidation of the Debtor, thereby satisfying section 1129(a)(11) of the Bankruptcy Code.

                          S.        Payment Of Fees (11 U.S.C. § 1129(a)(121). Pursuant to the Plan, all accrued and unpaid fees payable under 28 U.S.C. § 1930 have been paid or will be paid on the

Effective Date of the Plan, or as soon thereafter as such payment becomes due and payable, thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

                          T.        Continuation Of Retiree Benefits Unnecessary (11 U.S.C. § 1129(a)(13)). Pursuant to section 6.5 of the Plan, all employee claims and benefits not previously terminated, as the case may be, prior to the Effective Date, will be terminated. The Plan, therefore, complies with section 1129(a)(13) of the Bankruptcy Code.

                          U.        Principal Purpose Of Plan (11 U.S.C. § 1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. § 77e). Rather, the principal purpose of the Plan is to facilitate the orderly wind-down and liquidation of the Debtor on terms acceptable to the holders of Claims and Interests in the Debtor.

                          V.        Settlement And Compromise; Releases And Discharge. The releases and discharges of Claims and Causes of Action described in the Plan constitute a good faith compromise and settlement of the matters covered thereby. Such compromises and settlements are made in exchange for substantial consideration and are in the best interests of holders of Claims, are fair, equitable, reasonable and are integral elements of the resolution of this Chapter 11 Case in accordance with the Plan. Each of the discharge, release, indemnification and exculpation provisions as set forth in the Plan:

(A) falls within the jurisdiction of this Court under 28 U.S.C. § 1334(a), (b) and (d);

(B) is an essential means of implementing the Plan pursuant to section 1123(a)(5) of the Bankruptcy Code;

(C) is an integral element of the transactions incorporated into the Plan;

(D) confers material benefit on, and is in the best interest of the Debtor, its Estate and its creditors;

(E) is important to the overall objectives of the Plan to finally resolve all claims among or against the parties in interest in the Chapter 11 Case with respect to the Debtor, its organization, capitalization, operating and reorganization; and

(F) is consistent with sections 105, 1123, 1129 and other applicable provisions of the Bankruptcy Code.

                          W.        Satisfaction Of Confirmation Requirements. The Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

                          X.        Retention Of Jurisdiction. The Court may properly retain jurisdiction over the matters set forth in Article X of the Plan.

                          NOW, THEREFORE, the Court having reviewed and considered:

                          A.        the Notice;

                          B.        the Plan;

                          C.        the Altman Affidavit;

                          D.        the Declaration of Tom LaHaye in Support of Confirmation of First Amended Liquidating Plan of Reorganization (the “LaHaye Declaration”);

                          E.        the Memorandum of Law in Support of Confirmation of First Amended Liquidating Plan of Reorganization; and

                          F.        all of the evidence proffered or adduced, and the statements and arguments of counsel made, at the Confirmation Hearing; and after due deliberation thereon and good cause appearing therefor,

                          IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

           I.             Confirmation Of The Plan.

                          1.        The Plan and each of its provisions shall be, and hereby are, confirmed in each and every respect pursuant to section 1129 of the Bankruptcy Code; provided, however that if there is any direct conflict between the terms of the Plan and the terms of this Order, the terms of this Order shall control.

           II.           General Decrees And Implementation.

                          2.        Due notice of the Confirmation Hearing has been given to all parties in interest entitled thereto.

                          3.        Due notice of the deadline for filing objections to Confirmation of the Plan has been given to all parties in interest entitled thereto.

                          4.         Consistent with the Plan, all amendments, modifications and supplements thereto (which agreements and documents shall be substantially in the respective forms attached as Exhibits to the Plan), including, without limitation, all annexes, exhibits, and schedules thereto, and all terms and conditions thereof, are hereby determined to be fair and reasonable and are hereby approved.

                          5.         The Debtor and the Plan Administrator (together, the “Implementing Parties”) are hereby authorized and empowered to carry out all of the provisions of the Plan and this Order. The Implementing Parties are authorized and empowered to, among other things: issue, execute, deliver, file, or record, as appropriate, take any action contemplated by the Plan or this Order; and issue, execute, deliver, file, or record, as appropriate, such other contracts, instruments, releases, indentures, mortgages, deeds, bills of sale, assignments, leases, or other agreements or documents, and perform such other acts, as they deem consistent with and necessary or appropriate to implement, effectuate, and consummate the Plan and this Order and the transactions contemplated thereby and hereby, all without further application to, or order of, the Court or further action by their respective directors, stockholders, trustees, or beneficiaries, and with like effect as if such actions had been taken by unanimous action of the respective directors, stockholders, trustees, or beneficiaries of such Persons. The Plan Administrator is authorized to certify or attest to any of the foregoing actions.

                          6.         The Implementing Parties are hereby further authorized and empowered to (A) cause to be filed with the Secretary of State or other applicable officials of any applicable governmental units (as defined in the Bankruptcy Code) any and all certificates, agreements, or plans of dissolution, liquidation, or amendment consistent with and necessary or appropriate to implement the Plan, and this Order, (B) place in trust or destroy, as appropriate in the sole discretion of the Plan Administrator, any or all corporate records or files and (C) amend and restate certificates or articles of incorporation, by-laws, or certificates or articles of amendment or similar organizational or charter documents and undertake all such other actions or filings, or cause recordings to be made, as may be required under appropriate provisions of the applicable laws of all applicable governmental units. The execution of any such document or the taking of any such action shall be, and hereby is, deemed conclusive evidence of the authority of such Implementing Party to so act. This Order constitutes any and all authority required by the General Corporation Law of the State of Delaware, as applicable, and all other applicable business, corporation, trust, and other laws of the applicable governmental units with respect to the implementation and consummation of the Plan.

                          7.         All matters provided for under the Plan involving the corporate structure of the Debtor, or any corporate action to be taken by, or required of the Debtor, including amendments of the articles of incorporation consistent with the provisions of this Order, shall be deemed to have occurred and be effective as provided in the Plan, and, pursuant to section 1142(b) of the Bankruptcy Code and section 303 of the Delaware General Corporation Law, shall be authorized and approved in all respects without any requirement for further action by the stockholders or directors of any of such entities.

                          8.         Notwithstanding the foregoing, the Debtor shall continue to exist after the Effective Date as a separate entity, with all of the powers of a corporation under the laws of the State of Delaware and without prejudice to any right to terminate such existence (whether by dissolution or otherwise) under applicable state law.

                          9.         Except as otherwise expressly provided in the Plan, effective on the Effective Date, the Debtor or the Plan Administrator shall be vested with all of the assets and property of the Debtor, free and clear of all Claims, Liens, charges, and other interests of holders of Claims or Interests and may dispose of Property free of any restrictions imposed by the Bankruptcy Code or the Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or this Order.

                          10.        Except as otherwise provided in the Plan, all of the Debtor’s Litigation Claims shall automatically be retained and preserved and the Debtor or the Plan Administrator shall have the exclusive right to enforce and prosecute against any entity such Litigation Claim that arose before the Effective Date, other than those expressly released or compromised as part of or pursuant to the Plan.

                          11.        To the fullest extent permitted under section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of a security under the Plan, if any, or the making or delivery of an instrument of transfer under the Plan, shall not be taxed under any law imposing a stamp tax or similar tax. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded is hereby ordered and directed to accept such instrument, without requiring the payment of any stamp tax or similar tax.

           III.          Unimpaired Claims and Interests.

                          12.       All Administrative Expense Claims, Priority Tax Claims, Claims in Classes 1, 2, 3, and 4 and Interests in Class 5 are not impaired by the Plan in accordance with section 1124 of the Bankruptcy Code and shall be satisfied in full pursuant to the Plan. Neither the Plan nor this Order shall be construed as altering in any way the legal, equitable or contractual rights of the holders of unimpaired Claims or Interests. Except as otherwise provided in the Plan, nothing under the Plan or this Order shall affect the Debtor’s rights in respect of any unimpaired Claims, including, but not limited to, all rights in respect of legal and equitable defenses to, or setoff or recoupments against, such unimpaired Claims.

           IV.          Continued Corporate Existence.

                          13.       Following confirmation and consummation of the Plan, the Debtor and all of its Subsidiaries will continue to exist as separate corporate entities in accordance with the laws of their respective states of incorporation and pursuant to their respective Certificates of Incorporation and By-Laws as in effect prior to the Effective Date, except to the extent that the Plan provides for their dissolution.

           V.           Revesting Of Assets.

                          14.       Pursuant to Section 1141(b) of the Bankruptcy Code, all property of the Debtor’s Bankruptcy Estate (together with any property of the Debtor that is not property of its Bankruptcy Estate and that is not specifically disposed of pursuant to the Plan) shall revest in the Debtor or the Plan Administrator on the Effective Date. Thereafter, the Debtor may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court except as specifically provided for in the Plan. As of the Effective Date, all property of the Debtor shall be free and clear of all Liens, encumbrances, Claims and Equity Interests, except as specifically provided in the Plan and this Order.

           VI.           Satisfaction, Injunctions and Exculpation.

                          15.       Sections 7.2 (b) and (c) of the Plan are hereby deleted.

                          16.       Upon confirmation, the Plan shall be binding upon and inure to the benefit of the Debtor and its successors and assigns and the holders of Claims and Equity Interests and their respective successors and assigns. Except as otherwise specifically provided by the Plan, the rights afforded in the Plan and the treatment of all Claims and Equity Interests under the Plan shall be in exchange for and in complete satisfaction of all such Holders’ Claims and Equity Interests, subject to such Holder’s rights to the enforcement of the terms of the Plan.

                          17.       Notwithstanding any provisions in the Plan or the Confirmation Order, all rights and claims of the United States shall not be discharged, impaired or adversely affected by the Plan or Confirmation Order in the Chapter 11 Case. The liabilities due to the United States shall be paid as if this bankruptcy case had not been commenced and shall be determined by the administrative or judicial tribunals in which such rights or claims would have been resolved or adjudicated had the bankruptcy case not been commenced; provided, however, that notwithstanding the foregoing, for purposes of the Internal Revenue Code, 26 U.S.C. § § 101 et seq. (including, without limitation, section 108 thereof), the Internal Revenue Service recognizes that the Debtor filed its petition for relief under Chapter 11 of title 11 of the United States Code on March 2, 2001, and that the Court has confirmed the Plan. Nothing contained herein shall be deemed to constitute a “closing agreement” within the meaning of 26 U.S.C. § 7121.

           VII.         Permanent Injunction.

                          18.       Except as otherwise expressly provided in the Plan or the Confirmation Order, all Persons and entities who have held, hold or may hold Claims or Equity Interests in the Debtor shall be permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtor or the Plan Administrator with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor on account of any such Claim or Equity Interest, (c) creating, perfecting or enforcing any lien or encumbrance of any kind against the Debtor or against the property or interests in property of the Debtor or the Plan Administrator on account of any such Claim or Equity Interest, and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtor or against any property or interests in property of the Debtor or the Plan Administrator with respect to such Claim or Equity Interest. Such injunction also shall exist and continue for the benefit of all successors of the Debtor (including, without limitation, the Plan Administrator) and its respective properties and interests in property. All such Holders of Claims and Equity Interests shall retain the right to enforce the terms of the Plan in this Court.

                          19.       The Debtor may, but shall not be required to, set off against any Claim and the payments or distributions to be made pursuant to the Plan any claims, obligations, rights, causes of action and liabilities of any nature that the Debtor may hold against the holder of any Allowed Claim or Interest; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any of these Claims, obligations, rights, causes of action and liabilities that the Debtor has or may have against the holder.

           VIII.        Executory Contracts And Unexpired Leases.

                          20.       Claims arising out of the rejection of an Executory Contract or unexpired lease pursuant to Article VIII of the Plan must be filed with the Bankruptcy Court and served upon the attorneys for the Debtor or the Plan Administrator in accordance with Section 8.2 of the Plan no later than thirty (30) days after service of the notice of entry of an order (which may be the Confirmation Order) approving the rejection of such Executory Contract or unexpired lease. Any Claims not filed within such time shall be forever barred from assertion against the Debtor, its estate or the Plan Administrator and/or its property or assets. Unless otherwise ordered by the Bankruptcy Court, all Claims arising from the rejection of Executory Contracts and unexpired leases shall be treated as Unsecured Claims under the Plan and shall be subject to any objections, limitations and reductions available under the Bankruptcy Code or other applicable law.

                          21.       Any Objections to any Proofs of Claim Filed in accordance with Section 9.1 of the Plan shall be determined by this Court at a hearing to be held at a date to be determined by this Court. Unsecured claims arising out of the rejection of executory contracts and unexpired leases shall, pursuant to section 502(g) of the Bankruptcy Code, be Class 3 Unsecured Claims entitled to treatment pursuant to Section 4.5 of the Plan.

           IX.          Corporate Governance.

                          22.       This Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan, and any other documents, instruments, or agreements, and any amendments or modifications thereto, any other acts referred to in or contemplated by the Plan and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan and this Order.

                          23.       The appointment of the Plan Administrator shall be, and hereby is deemed to be, consistent with the interests of the Holders of Claims and Interests and public policy.

           X.           Jurisdiction.

                          24.       Notwithstanding the entry of this Order and the occurrence of the Effective Date, this Court shall retain after the Effective Date exclusive jurisdiction of all matters arising out of, arising in or related to, the Chapter 11 Case to the fullest extent permitted by applicable law, including, without limitation, jurisdiction to:

                                      (a)       To ensure that distributions to holders of Allowed Claims and Interests are accomplished as approved herein;

                                      (b)       To hear and determine pending applications for the assumption, assignment or rejection of Executory Contracts or unexpired leases, if any, pending, and the allowance of Claims resulting therefrom;

                                      (c)       To hear and determine any timely objections to Administrative Expense Claims, or to proofs of Claims filed, both before and after the Confirmation Date, including without limitation, any objections to the classification of any Claim, and to estimate, allow or disallow any Disputed Claim, in whole or in part;

                                      (d)       to hear and determine all final applications for compensation and reimbursement of expenses of any Bankruptcy Professional under Sections 330 and 503(b) of the Bankruptcy Code;

                                      (e)       To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

                                      (f)       To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

                                      (g)       To consider any amendments to or modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                                      (h)       To hear and determine any and all adversary proceedings, applications and contested matters;

                                      (i)       To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan and agreements entered into in connection therewith;

                                      (j)       To recover all assets of the Debtor and property of the Debtor’s estate, wherever involved to the extent allowed under the Plan;

                                      (k)       To hear and determine matters concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

                                      (1)       To hear any other matter not inconsistent with the Bankruptcy Code; and

                                      (m)       To enter a final decree closing the Chapter 11 Case.

           XI.          Miscellaneous.

                          25.       Upon the Effective Date, the Plan shall be binding upon and inure to the benefit of the Debtor and its successors and assigns (including, without limitation, the Plan Administrator) and the holders of Claims and Equity Interests and their respective successors and assigns.

                          26.       All notices, requests and demands to or upon the Debtor or the Plan Administrator, to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

If to the Debtor or the Plan Administrator to:

Tom LaHaye Plan Administrator CYCH, Inc. 1916 Isaac Newton Square Reston, VA Telephone: (703) 464-3228 Facsimile: (703) 796-0105

with copies to:

Robert J. Dehney, Esq. Morris, Nichols, Arsht & Tunnell 1201 N. Market Street Wilmington, DE 19801 Telephone: (302) 658-9200 Facsimile: (302) 658-3989

If to the Official Committee of Unsecured Creditors to:

Arnold Gulkowitz, Esq. Orrick, Herrington & Sutcliffe LLP 666 Fifth Avenue New York, New York 10103

                          27.       The provisions of this Order are non-severable and mutually dependent.

                          28.       The Debtor shall be, and hereby is, directed to pay, on or prior to the Effective Date, all accrued and unpaid fees payable pursuant to 28 U.S.C. § 1930.

           XII.         Notice.

                          29.       Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtor shall be, and hereby is, directed to serve, or cause to be served, a notice of the entry of this Order in substantially the form attached hereto as Exhibit A upon all Holders of Claims or Interests to whom notice of the Confirmation Hearing was mailed and the United States Trustee, no later than five (5) days after the Effective Date, which shall constitute notice to such Persons of all matters and deadlines set forth herein, including notice of the last day for filing claims arising from the rejection of executory contracts, if any, and applications for allowances of compensation and/or reimbursement of expenses.

                          30.       No further notice of the entry of this Order shall he required.

Wilmington, Delaware
Nov, 7, 2001

/s/ MARY F. WALRATH

UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
CYCH, INC.,	)
f/k/a CyberCash, Inc.,	)	Case No. 01-0622 (MFW)
)
Debtor.	)
)

NOTICE OF ENTRY OF ORDER CONFIRMING FIRST
AMENDED LIQUIDATING PLAN OF REORGANIZATION

TO ALL CREDITORS, EQUITY SECURITY HOLDERS AND OTHER PARTIES IN INTEREST IN THE ABOVE-CAPTIONED CASE:

     PLEASE TAKE NOTICE that an order (the “Confirmation Order”) confirming the First Amended Liquidating Plan of Reorganization (the “Plan”)1 of the above-captioned debtor and debtor in possession (the “Debtor”), was entered by the Honorable Mary F. Walrath, United States Bankruptcy Judge, on November 7, 2001, and duly docketed and filed in the Office of the Clerk of the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Effective Date, as defined in the Plan, is November 19, 2001.

     PLEASE TAKE FURTHER NOTICE that the Confirmation Order is available for inspection in the office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court, 5th Floor, Marine Midland Plaza, 824 Market Street, Wilmington, Delaware 19801 or a copy is available upon request, free of charge, from the undersigned counsel to the Debtor.

     PLEASE TAKE FURTHER NOTICE that any person or entity requesting compensation or reimbursement of expenses relating to these cases pursuant to sections 327, 328, 330, 331 or 503(b) of the Bankruptcy Code for services rendered before the Effective Date shall file with the Bankruptcy Court and serve upon (A) the Debtor, at the addresses set forth in Section 10.10 of the Plan, (B) counsel to the Debtor, Morris, Nichols, Arsht & Tunnell, 1201 North Market Street, Wilmington, DE 19801, Attn.: Robert J. Dehney, and (C) the Office of the United States Trustee, 844 King Street, Room 2312, Wilmington, DE 19801, an application for final allowance of compensation and reimbursement of expenses on or before January 3, 2002 at 4:00 p.m. Wilmington, Delaware time. Applications that are not timely filed will not be considered by the Bankruptcy Court; provided, however, the Debtor or the Plan Administrator may pay any Bankruptcy Professional fees and expenses incurred after the Confirmation Date

[1]	Any capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

without any application to the Bankruptcy Court. Objections, if any, to such applications shall be filed and served not later than five (5) business days prior to the date set by the Court for the hearing to consider such claims.

Dated: November __, 2001

MORRIS, NICHOLS, ARSHT & TUNNELL
Robert J. Dehney (No. 3578)
Michael G. Wilson (No. 4022)
1201 North Market Street
Wilmington, DE 19801
(302) 658-9200

Attorneys for the Debtor and
Debtor in Possession